                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           April 17, 2000
                            Date of Report
                  (Date of Earliest Event Reported)

                 Commission File No.  033-20344-LA
                                      ------------

                       Thin Film Battery, Inc.
                         ------------------
          (Name of Small Business Issuer in its Charter)

      Colorado              033-20344-LA             84-1077242
  (State or other       (Commission File No.)  (IRS Employer I.D. No.)
   Jurisdiction)

                  18760 East Amar Road, Suite 91789
                      Walnut, California 91789
                  ---------------------------------
             (Address of Principal Executive Offices)

            Issuer's Telephone Number:  (714) 368-9000

                      O. T. S. Holdings, Inc.
                      3046 E. Brighton Place
                    Salt Lake City, Utah 84121
              Former Name and Address, If applicable
              --------------------------------------

Item 1.  Changes in Control of Registrant.
         ---------------------------------
     (a) On April 17, the Registrant, O. T. S. Holdings, Inc., a Nevada corporation (the "Registrant"), pursuant to an Acquisition Agreement and Plan of Reorganization (the "Thin Film Agreement"), acquired all of the outstanding securities of Thin Film Battery, Inc., a Nevada corporation ("Thin Film"), in exchange for 15,340,002 shares of "restricted securities" (common stock) of the Registrant, and Thin Film became a wholly-owned subsidiary of the Registrant. A copy of the Thin Film Agreement is attached hereto and incorporated herein by reference. See Item 7.

     The Thin Film Agreement was a "reverse" acquisition, and the transaction was treated as a purchase for accounting purposes.

     The Thin Film Agreement was adopted, ratified and approved by the Board of Directors of the Registrant by unanimous written consent in accordance with its Bylaws the Nevada Revised Statues; and by all of the stockholders of Thin Film (the "Thin Film Stockholders").

     The former principal stockholder of the Registrant and his percentage of ownership of the outstanding voting securities of the Registrant prior to the completion of the Thin Film Agreement was Mark Meriwether, former President, Secretary/Treasurer and Director, who owned 1,825,866 pre-split shares of the Registrant's common stock or approximately 94.8% of its outstanding voting securities.

     The post-Thin Film Agreement outstanding shares, amounting to 17,265,499 shares, were forward split on a basis of three for one, effective April 14, 2000, resulting in there then being 51,796,737 outstanding shares of the Registrant's common stock, following rounding. All computations below take into account this forward split. See Item 7.

     The name of the Registrant was also changed to "Thin Film Battery, Inc." See Item 7.

     The source of the consideration used by the Thin Film Stockholders to acquire their respective interests in the Registrant was the exchange of 100% of the outstanding common stock of Thin Film pursuant to the Thin Film Agreement.

     The basis of the "control" by the Thin Film Stockholders is stock ownership and/or management positions held. Pursuant to the Thin Film Agreement, the then serving members of the Board of Directors and sole executive officer of the Registrant, resigned, in seriatim, and the persons named in paragraph (b) below were designated to serve as directors and executive officers of the Registrant, until the next respective annual meetings of the stockholders and directors or until their prior resignations or terminations or until their successors are elected and qualify.

     (b) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who now own more than 5% of the Registrant's common stock as of the date hereof, and the share holdings of new management, to-wit:

      Name           Position            Shares Owned          Percentage
      ----           --------            ------------          ----------
John B. Bates   President and Director     1,000,002              1.92%
Won G. Choi         Stockholder               10,002               .01%
Mark Meriwether     Stockholder            5,477,598             10.54%
Omni International,
Inc.                Stockholder           21,000,000             40.41%
Robert G.
Pasquaye        Sec/Treas and Director        10,002               .01%
Price Equity, Ltd.  Stockholder           15,000,000             28.87%
Smart Concept
Technology          Stockholder            9,000,000             17.32%
                                  Totals: 51,497,604             99.08%

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     See Item 1. The consideration exchanged under the Thin Film Agreement was negotiated at "arms length" between the directors and executive officers of the Registrant and Thin Film and the Thin Film Stockholders, and the members of the Board of Directors of the Registrant examined criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of the patents owned by Thin Film; its management; and the potential benefit to the stockholders of the Registrant. The members of the Board of Directors determined in good faith that the consideration for the exchange was reasonable, under these circumstances.

     No director, executive officer or person who may be deemed to have been an "affiliate" of the Registrant had any direct or indirect interest in Thin Film prior to the completion of the Thin Film Agreement.

Item 5.  Other.
         ------

     Immediately prior to the completion of the Thin Film Agreement, the following occurred:

          * Jim Georgeles and Robert Sax were designated and elected as directors of the Registrant pursuant to the Bylaws and the Nevada Revised Statutes.

          * 4,500 shares of "restricted securities" (common stock) were issued to Mr. Georgeles and 4,500 shares of "restricted securities" (common stock) were issued to Mr. Sax for services rendered.

          * 4,725,000 shares of "restricted securities" (common stock) were issued to Mark Meriwether for his payment and compromise of a judgment in favor of a creditor of the Registrant and the related attorney's fees in the approximate amount of $600,000, including accrued interest.

          * 339,000 shares of "restricted securities" (common stock) were issued to Mark Meriwether for expenses in the approximate amount of $33,000 paid by him to attorneys, accountants and others and related costs expended for and on behalf of the Registrant.

          * 150,000 shares of "restricted securities" (common stock) were issued to Richard J. Leedy, Esq., for legal services rendered in connection with the Thin Film Agreement and related matters.

     Following the completion of the Thin Film Agreement, the Registrant has agreed to issue 159,000 shares of "restricted securities" (common stock) to certain non-affiliates in cancellation of debt and/or other obligations of the Registrant.

     Effective on the filing of Articles of Amendment on April 14, 2000, the Registrant effected a three for one forward split of its outstanding securities. See Item 7.

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------

     Mark Meriwether, the President, Secretary, Treasurer and a director, Jim Georgeles, a director, and Robert Sax, a director, resigned, in seriatim, on the closing of the Thin Film Agreement, and the following persons were designated and elected to serve as directors and executive officers of the Registrant pursuant to the Bylaws of the Registrant and the Nevada Revised
Statutes: John B. Bates, President and a director; and Robert G. Pasquaye, Secretary/Treasurer and a director. These persons will hold office until the next respective annual meetings of the stockholders and directors or until their resignations or terminations or until their successors are elected and qualify.

     John B. Bates. From 1999 to 2000, Mr. Bates was Chief Technical Officer at Excellatron, LLC. From 1973 to 1999, he was a Group Leader, Solid State Division, at Oak Ridge National Laboratory. Mr. Bates received a degree in Chemistry from the University of Kentucky in 1964, and received his Ph.D. in Physical Chemistry from the University of Kentucky in 1968. Mr. Bates discovered a unique thin film solid electrolyte and developed a thin-film solid state rechargeable lithium battery.

     Robert G. Pasquaye. From April 1992 to November 1997, Mr. Pasquaye was Vice President/Controller of Colco Investment Company of Newport Beach, California. From June 1998 to July 1999, he was Controller of Peterson Brothers construction of Brea, Califronia. From August 15, 1999, to the present, Mr. Pasquaye has been Controller of ColorMax Technologies, Inc. He received a B.S. in Business Administration from the University of California Los Angeles in 1968.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (a) Financial Statements of Business Acquired.

          Audited financial statements of Thin Film are currently being prepared, and will be filed with the Securities and Exchange Commission as an amendment to this Report on or about June 21, 2000, which is 75 days after the completion of the Thin Film Agreement on April 7, 2000.

          (b) Pro Forma Financial Information.

          Pro Forma financial statements, taking into account the completion of the Thin Film Agreement, are being prepared and will be filed on or before June 21, 2000, which is 75 days after the completion of the Thin Film Agreement on April 7, 2000.

          (c) Exhibits.

              3.1     Certificate of Amendment respecting name change.

              3.2 Articles of Exchange respecting Acquisition Agreement and Plan of Reorganization with Thin Film

             10.1     Acquisition Agreement and Plan of Reorganization with
                      Thin Film

                            Exhibits:

                                     Registrant's Closing Certificate
                                     Thin Film Closing Certificate

           21      Subsidiaries

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Thin Film Battery, Inc.


Date: 4/28/00                                By /s/ John B. Bates
     ---------                               -----------------------------
                                             John B. Bates, President and
                                             Director


Date: 4/28/00                         By /s/ Robert G. Pasquaye
     ---------                               ------------------------------
                                             Robert G. Pasquaye, Secretary,
                                             Treasurer and Director